UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 9, 2017
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K dated February 9, 2017 (the “Original Form 8-K”) filed by Enterprise Financial Services Corp (“Enterprise,” or the “Company”) with the Securities and Exchange Commission on February 14, 2017. The Original Form 8-K announced the completion of the Company’s acquisition of Jefferson County Bancshares, Inc. (“JCB”), a Missouri corporation. Immediately following the merger of JCB with and into the Company, Eagle Bank and Trust Company of Missouri, JCB’s wholly-owned subsidiary bank (“Eagle Bank”), merged with and into Enterprise Bank & Trust, Enterprise’s wholly-owned subsidiary bank (“EB&T”), with EB&T continuing as the surviving entity (the “Bank Merger”).

This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of JCB and present certain unaudited pro forma financial statements, which are filed as exhibits hereto and are incorporated herein by reference. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent Cummings, Ristau & Associates, P.C. filed herewith as Exhibit 23.1, there are no changes to the Original Form 8-K.

Item 9.01 Other Events.

(a)    Financial Statements of Business Acquired.
The audited consolidated financial statements of JCB as of and for the years ended December 31, 2016 and 2015, and notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A, and are hereby incorporated by reference.

(b)    Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2016 giving effect to the acquisition of JCB, are attached hereby as Exhibit 99.3 to this Current Report on Form 8-K/A, and are hereby incorporated by reference.

(d)    Exhibits

No.	Description
2.1
Agreement and Plan of Merger, dated as of October 10, 2016, among Enterprise Financial Services Corp, Enterprise Bank & Trust, Jefferson County Bancshares, Inc., and Eagle Bank and Trust Company of Missouri (attached as Exhibit 2.1 to Enterprise’s Form 8-K filed on October 11, 2016 and incorporated herein by reference)

23.1	Consent of Cummings, Ristau & Associates, P.C., independent public accounting firm to Jefferson County Bancshares, Inc.
99.1
Press Release, dated February 10, 2017, entitled “Enterprise Financial Services Corp Closes Acquisition Of Jefferson County Bancshares, Inc. And Subsidiary Eagle Bank And Trust Company” (filed with Original 8-K).

99.2	Audited Financial Statements of Jefferson County Bancshares, Inc. as of and for the years ended December 31, 2016 and 2015, and the notes thereto.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Enterprise Financial Services Corp as of and for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	March 31, 2017	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller

Exhibit Index

No.	Description
2.1
Agreement and Plan of Merger, dated as of October 10, 2016, among Enterprise Financial Services Corp, Enterprise Bank & Trust, Jefferson County Bancshares, Inc., and Eagle Bank and Trust Company of Missouri (attached as Exhibit 2.1 to Enterprise’s Form 8-K filed on October 11, 2016 and incorporated herein by reference)

23.1	Consent of Cummings, Ristau & Associates, P.C., independent public accounting firm to Jefferson County Bancshares, Inc.
99.1
Press Release, dated February 10, 2017, entitled “Enterprise Financial Services Corp Closes Acquisition Of Jefferson County Bancshares, Inc. And Subsidiary Eagle Bank And Trust Company” (filed with Original 8-K).

99.2	Audited Financial Statements of Jefferson County Bancshares, Inc. as of and for the years ended December 31, 2016 and 2015, and the notes thereto.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Enterprise Financial Services Corp as of and for the year ended December 31, 2016.